Income tax (Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances) (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)
Deferred tax assets, current:
Deferred revenue		¥ 55,484		¥ 46,830
Allowance for doubtful accounts receivable, accrued expense and others not currently deductible for tax purposes		65,721		83,503
Valuation allowance		(13,896)		(13,412)
Total current deferred tax assets, net		107,309	$ 15,456	116,921
Deferred tax assets, non-current:
Tax loss carried forward		66,816		39,904
Deferred revenue		1,800		1,414
Impairment of investment		7,949		1,698
Others		753		251
Valuation allowance	[1]	(66,816)		(39,904)
Total non-current deferred tax assets, net		10,502	1,513	3,363
Deferred tax liabilities, non-current:
Related to acquired intangible assets		3,281		16,817
Others		4,777
Total non-current deferred tax liabilities, net		¥ 8,058	$ 1,161	¥ 16,817

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets would not be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.